                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                          DICK'S SPORTING GOODS, INC.,

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

                         BANC OF AMERICA SECURITIES LLC

                                       AND

                               UBS SECURITIES LLC

                          DATED AS OF FEBRUARY 18, 2004

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         This REGISTRATION RIGHTS AGREEMENT, dated as of February 18, 2004, is among DICK'S SPORTING GOODS, INC., a Delaware corporation (together with any successor entity, herein referred to as the "Issuer"), and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BANC OF AMERICA SECURITIES LLC and UBS SECURITIES LLC (collectively, the "Initial Purchasers").

         Pursuant to the Purchase Agreement, dated February 11, 2004, between the Issuer and the Initial Purchasers (the "Purchase Agreement"), the Initial Purchasers have agreed to purchase from the Issuer up to $255,085,000 aggregate principal amount at maturity of its Senior Convertible Notes due 2024 (the "Convertible Notes"). The Convertible Notes will be convertible into fully paid, nonassessable shares of common stock, $.01 par value per share, including any rights attached thereto, of the Issuer (the "Common Stock") on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Initial Purchasers to purchase the Convertible Notes, and in satisfaction of a condition to the Initial Purchasers' obligations under the Purchase Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement.

         The parties hereby agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Advice": As defined in Section 4(c) hereof.

         "Affiliate": With respect to any specified Person, means an "Affiliate," as defined in Rule 144 under the Securities Act, of such Person.

         "Agreement": This Registration Rights Agreement as it may be amended, modified or supplemented from time-to-time in accordance with the terms hereof.

         "Business Day": A day other than a Saturday or Sunday or any federal holiday in the United States.

         "Commission": The United States Securities and Exchange Commission or any successor body.

         "Common Stock": As defined in the preamble hereto.

         "Control": With respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

         "Convertible Notes": As defined in the preamble hereto.

         "Damages Payment Date": Each Interest Payment Date with respect to the Convertible Notes.

         "Effectiveness Period": As defined in Section 2(a)(iv) hereof.

         "Effectiveness Target Date": As defined in Section 2(a)(iii) hereof.

         "Exchange Act": The Securities Exchange Act of 1934, as amended.

         "Holder": A Person who owns, beneficially or otherwise, Registrable Securities.

         "Indenture": The Indenture, dated as of February 18, 2004, between the Issuer and Wachovia Bank, N.A., as trustee (the "Trustee"), pursuant to which the Convertible Notes are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

         "Initial Purchasers": As defined in the preamble hereto.

         "Initial Shelf Registration Statement": As defined in Section 2(a)(i) hereof.

         "Interest Payment Date": As defined in the Indenture.

         "Issuer": As defined in the preamble hereto.

         "Liquidated Damages": As defined in Section 3(a) hereof.

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         "Majority of Holders": Holders holding over 50% of the aggregate principal amount at maturity of Convertible Notes outstanding; provided that, for purposes of this definition, (i) a Holder of shares of Common Stock that constitute Registrable Securities which were issued upon conversion of Convertible Notes shall be deemed to hold an aggregate principal amount at maturity of Convertible Notes (in addition to the principal amount at maturity of any Convertible Notes held by such Holder) equal to the principal amount at maturity of Convertible Notes which were converted into such shares of Common Stock and (ii) such Convertible Notes which were converted into such shares of Common Stock shall be deemed to be outstanding.

         "NASD": National Association of Securities Dealers, Inc.

         "Notice and Questionnaire": Means a written notice delivered to the Issuer containing substantially the information called for by the Notice and Questionnaire attached as Annex A to the Offering Memorandum of the Issuer dated February 11, 2004.

         "Person": An individual, partnership, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

         "Prospectus": The prospectus included in a Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

         "Purchase Agreement": As defined in the preamble hereto.

         "Questionnaire Deadline": As defined in Section 2(b) hereof.

         "Record Holder": With respect to any Damages Payment Date, each Person who is a Holder on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur. In the case of a Holder of shares of Common Stock that constitute Registrable Securities, "Record Holder" shall mean each Person who is a Holder of shares of Common Stock that constitute Registrable Securities on such record date; provided that if no Convertible Notes are outstanding, such record date shall be determined as if Convertible Notes remained outstanding.

         "Registrable Securities": Each Convertible Note and each share of Common Stock issued or issuable upon conversion of Convertible Notes until, in the case of any such security, (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) under the Securities Act or (iii) its sale to the public pursuant to Rule 144 under the Securities Act, and (B) as a result of the event or circumstance described in any of the foregoing clauses
(i) through (iii), the legends with respect to transfer restrictions required under the Indenture have been removed or the Issuer has agreed to remove such legends upon the request of any Holder.

         "Registration Default": As defined in Section 3(a)(v) hereof.

         "Registration Statement": Means any registration statement of the Issuer that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including all Shelf Registration Statements, and shall include any Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

         "Securities Act": The Securities Act of 1933, as amended.

         "Shelf Filing Deadline": As defined in Section 2(a)(i) hereof.

         "Shelf Registration Statement": As defined in Section 2(a)(i) hereof. The term "Shelf Registration Statement" refers to the Initial Shelf Registration Statement and, if filed, any Subsequent Shelf Registration Statement, and includes the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

         "Subsequent Shelf Registration Statement": as defined in Section 4(b) hereof.

         "Suspension Period": As defined in Section 4(b)(i) hereof.

         "TIA": The Trust Indenture Act of 1939, as in effect on the date the Indenture is qualified under that act.

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         "Underwriting Majority": On any date, Holders holding at least 50% of the aggregate principal amount of the Registrable Securities outstanding on such date; provided, that for the purpose of this definition, (i) a Holder of shares of Common Stock that constitute Registrable Securities which were issued upon conversion of Convertible Notes shall be deemed to hold an aggregate principal amount at maturity of Convertible Notes (in addition to the principal amount at maturity of any Convertible Notes held by such Holder) equal to the principal amount at maturity of Convertible Notes which were converted into such shares of Common Stock and (ii) such Convertible Notes which were converted into such shares of Common Stock shall be deemed to be outstanding.

         "Underwritten Offering": A transaction in which Registrable Securities are sold to an underwriter for reoffering to the public.

2.       SHELF REGISTRATION.

         (a)      The Issuer shall:

                  (i) not later than 90 days after the first date of original issuance of the Convertible Notes (the "Shelf Filing Deadline"), prepare and file, or cause to be prepared and filed, a Registration Statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"), which Shelf Registration Statement shall provide for resales on a delayed or continuous basis from time to time of all Registrable Securities held by Holders that have provided the information required pursuant to the terms of
Section 2(b) hereof (the "Initial Shelf Registration Statement");

                  (ii) not later than the Shelf Filing Deadline file the Initial Shelf Registration Statement on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in accordance with the methods of distribution reasonably elected by the Holders and set forth in the Initial Shelf Registration Statement;

                  (iii) use its reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective by the Commission no later than 180 days after the first date of original issuance of the Convertible Notes (the "Effectiveness Target Date");

                  (iv) subject to Section 4(b)(i) hereof, use its reasonable best efforts to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective, supplemented and amended as required by the provisions of this Agreement to the extent necessary to ensure that (A) it is available for resales by the Holders of Registrable Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time for a period (the "Effectiveness Period") until the earliest of:

                                    (1)      the sale pursuant to a Shelf
                           Registration Statement of all the Registrable Securities; or

                                    (2)      the date when the holders of the
                           Registrable Securities are able to sell all such securities immediately without restriction pursuant to the volume limitation provisions of Rule 144 under the Securities Act or any successor rule thereto or otherwise; and

                  (v) use its reasonable best efforts to supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement, if required by the Securities Act or, to the extent to which the Issuer does not reasonably object, as reasonably requested by the Initial Purchasers, any Holder or the Trustee on behalf of the registered Holders.

         (b) No Holder of Registrable Securities may include any of its Registrable Securities in the Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Issuer prior to or on the 20th Business Day after the date of the notice including a request therefore (the "Questionnaire Deadline"), such information as the Issuer may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws. In connection with all such written requests for information from Holders of Registrable Securities, the Issuer shall notify such Holders of the requirements set forth in the preceding sentence. In addition, from and after the date the Initial Registration Statement is declared effective, the Issuer shall, as promptly as is reasonably practicable, but in any event within five Business Days of such receipt, (i) file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required by the Commission so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with the Securities Act and applicable state securities laws and, if the Issuer shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable efforts to cause such post-effective amendment to be declared

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effective under the Securities Act as promptly as is reasonably practicable;
(ii) upon request, provide such Holder copies of any documents filed pursuant to
Section 2(b)(i); (iii) notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 2(b)(i); provided that if such Notice and Questionnaire is delivered during a Suspension Period, the Issuer shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Suspension Period in accordance with Section 4(b)(i), provided further that if under applicable law the Issuer has more than one option as to the type or manner of making any such filing, it will make the required filing or filings in the manner or of the type that is reasonably expected to result in the earliest availability of the Prospectus for effecting resales of Registrable Securities.

3.       LIQUIDATED DAMAGES.

         (a)      If:

                  (i) the Initial Shelf Registration Statement has not been filed with the Commission prior to or on the Shelf Filing Deadline;

                  (ii) the Initial Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date;

                  (iii) subject to the provisions of Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period and after the Effectiveness Target Date, shall thereafter cease to be effective or fail to be usable in connection with resales of Registrable Securities without being succeeded within five Business Days by a post-effective amendment to the Shelf Registration Statement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself declared effective within such five Business Day period;

                  (iv) in any three-month period the aggregate number of days in all Suspension Periods (or portions thereof) within such three-month period exceeds 45 days; or

                  (v) in any twelve-month period the aggregate number of days in all Suspension Periods (or portions thereof) within such twelve-month period exceeds 90 days (each such event referred to in foregoing clauses (i) through (v), a "Registration Default"), then the Issuer hereby agrees to pay, as liquidated damages ("Liquidated Damages") to each Holder from and including the day following the Registration Default to but excluding the day on which all Registration Defaults have been cured in an amount equal to:

                           (A) with respect to such Holder's Convertible Notes, for the first 90-day period during which a Registration Default shall have occurred and be continuing but excluding the day on which all Registration Defaults have been cured, an amount equal to 0.25% per annum of the aggregate principal amount at maturity of such Holder's then outstanding and not converted Convertible Notes, increasing to an amount equal to 0.50% per annum on the principal amount at maturity of such Holder's then outstanding and not converted Convertible Notes on the 91st day, provided that in no event shall the aggregate Liquidated Damages pursuant to this clause accrue at a rate per annum exceeding 0.50% of the sum of the principal amount at maturity of the then outstanding Convertible Notes; and/or

                           (B) with respect to such Holder's Common Stock that are Registrable Securities, for the first 90-day period during which a Registration Default shall have occurred and be continuing but excluding the day on which all Registration Defaults have been cured, an amount equal to 0.25% per annum on the principal amount at maturity of such Convertible Notes which were converted into such shares of Common Stock, increasing to an amount equal to 0.50% per annum on the principal amount at maturity of such Convertible Notes which were converted into such shares of Common Stock on the 91st day, provided that in no event shall the aggregate Liquidated Damages pursuant to this clause accrue at a rate per annum exceeding 0.50% of the sum of the principal amount at maturity of such Convertible Notes which were converted into such shares of Common Stock.

         (b) All accrued Liquidated Damages shall be paid in arrears to Record Holders by the Issuer on each Damages Payment Date by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults relating to any particular Convertible Note or share of Common Stock, the accrual of Liquidated Damages with respect to such Convertible Note or share of Common Stock will cease.

         All obligations of the Issuer set forth in this Section 3 and in
Section 4 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all obligations with respect to such security have been satisfied in full.

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         The Issuer agrees with the Initial Purchasers and for the benefit of the Holders that the Liquidated Damages provided for in this Section 3(a) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities and do not constitute a penalty.

4.       REGISTRATION PROCEDURES.

         (a) In connection with the Shelf Registration Statement, the Issuer shall use reasonable best efforts to comply with all the provisions of
Section 4(b) hereof and shall, in accordance with Section 2 hereof, prepare and file with the Commission a Shelf Registration Statement relating to the registration on Form S-3 or any appropriate form under the Securities Act.

         (b) In connection with the Initial Shelf Registration Statement (and any Subsequent Shelf Registration Statement) and any Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Issuer shall:

                  (i) Subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use its reasonable best efforts to keep the Initial Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (x) to contain a material misstatement or omission or (y) not be effective and usable for resale of Registrable Securities for any reason during the Effectiveness Period, the Issuer shall obtain the prompt withdrawal of any order suspending the effectiveness thereof, shall file promptly, and in any event within five business days, an appropriate amendment to the Shelf Registration Statement, or file a report with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (x), correcting any such misstatement or omission, and, in the case of either clause (x) or (y), use its reasonable best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for resale of Registrable Securities during the Effectiveness Period as soon as practicable thereafter.

         Issuer may also file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are all Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Issuer shall use reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is reasonably practicable after such filing or, if filed during a Suspension Period, after the expiration of such Suspension Period, and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

         Notwithstanding the foregoing, the Issuer may suspend the use of the Prospectus (and may also elect to suspend the effectiveness of the Shelf Registration Statement) by written notice to the Holders for a period not to exceed an aggregate of 45 days in any three-month period or 90 days in any twelve-month period (each such period, a "Suspension Period") if:

                           (A) an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Issuer's reasonable judgment, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                           (B) the Issuer reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Issuer (and its subsidiaries, if any, taken as a whole).

Each Holder, by its acceptance of a Registrable Security, agrees to hold in confidence any communication by the Issuer relating to an event described in
Section 4(b)(i)(A) and (B) or Section 4(b)(iii)(D). The Effectiveness Period shall be lengthened by the number of days during which any Suspension Period exists.

                  (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner and the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus.

                  (iii) Advise the underwriter(s), if any, and the selling Holders, if requested, promptly and, if requested by such Persons, to confirm such advice in writing:

                           (A) when the Prospectus or any Prospectus supplement, or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective,

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                           (B)      of any request by the Commission or any
         other federal or state governmental authority for amendments or supplements to any Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

                           (C) of the issuance by the Commission or any other federal or state governmental authority of any stop order or injunction suspending the effectiveness or enjoining the use of the Shelf Registration Statement under the Securities Act or any Prospectus or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes,

                           (D)      of the existence of any fact or the
         happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading, or

                           (E) of the determination by the Issuer that a post-effective amendment to a Shelf Registration Statement will be filed with the Commission, which notice may, at the discretion of the Issuer (or as required pursuant to Section 2(b)) state that it constitutes a notice by the Issuer in accordance with Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(i)(A) or (B).

         If at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or Blue Sky laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (iv) Furnish to one counsel for the selling Holders and each of the underwriter(s), if any, before filing with the Commission, a copy of the Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to either of the Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf Registration Statement), which documents will be subject to the review of such counsel and underwriter(s), if any, for a period of three Business Days, and the Issuer will not file the Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference) to which such counsel or the underwriter(s), if any, shall reasonably object within three Business Days after the receipt thereof.

                  (v) If reasonably requested in writing in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make available at reasonable times (other than a Suspension Period) for inspection by one or more representatives of the selling Holders, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuer and its subsidiaries as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Issuer's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness; provided, however, that any information delivered hereunder, shall be kept confidential by the recipient thereof, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; provided however, that such persons shall promptly, provide written notice to the Issuer of any such request by any such regulatory authority for any such confidential information of the Issuer in order to allow the Issuer a reasonable amount of time to seek an appropriate protective order to prevent the disclosure of such information, (ii) disclosure of such information is required by law (including, other than during a Suspension Period, any disclosure requirements pursuant to federal securities laws in connection with the filing of any Registration Statement or the use of any Prospectus referred to in this Agreement), (iii) such information is or becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Issuer and such source is not bound by a confidentiality agreement or otherwise obligated to keep such information confidential.

                  (vi) If requested by any selling Holder or the underwriter(s), if any, incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holder and underwriter(s), if any, may reasonably request to have included therein with respect to: (1) the name or names of such selling Holder and the number of shares of Common Stock or principal amount of Convertible Notes owned by such Holder, (2) the "Plan of Distribution" (as required by Item 508 of Regulation S-K) of the Registrable Securities, (3) the principal amount of Convertible Notes or number of shares of Common Stock being sold, (4) the purchase price being paid therefor and (5) any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus

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supplement or post-effective amendment as soon as reasonably practicable after the Issuer is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (vii) Furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including, any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request in writing.

                  (viii) Deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons reasonably may request in writing; subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(i)(A) or (B), the Issuer hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

                  (ix) If an underwriting agreement is entered into, in the case of an Underwritten Offering, the Issuer shall:

                           (A) upon request, furnish to each selling Holder and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Registrable Securities in an Underwritten
         Offering:

                                    (1)      a certificate, dated the date of
                           such closing, signed by (y) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and/or (z) the Chief Financial Officer of the Issuer confirming, as of the date thereof, such matters as are customarily covered in officer certificates provided to underwriters in connection with primary underwritten offerings of securities;

                                    (2)      opinions, each dated the date of
                           such closing, of counsel to the Issuer covering such matters as are customarily covered in legal opinions to underwriters in connection with primary underwritten offerings of securities; and

                                    (3)      customary comfort letters, dated
                           the date of such closing, from the Issuer's independent accountants (and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement), in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities;

                           (B) set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be indemnified; and

                           (C)      deliver such other documents and
         certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (ix).

                  (x) Before any public offering of Registrable Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification (or exemption from such registration or qualification) of the Registrable Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that the Issuer shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

                  (xi) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Registrable Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may reasonably request at least two Business Days before any sale of Registrable Securities made by such underwriter(s).

                  (xii) Subject to Section 4(b)(i) hereof, use its reasonable best efforts to cause the Registrable Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities, subject to clauses (A) and (B) referenced in Section 4(b)(x) above.

                  (xiii) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (xiv) Provide CUSIP numbers for all Registrable Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the Convertible Notes (or Holders of Convertible Notes, as the case may be) and Holders of Common Stock that are Registrable Securities with certificates for Common Stock, in each case that are in a form eligible for deposit with The Depository Trust Company.

                  (xv) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

                  (xvi) Subject to Section 4(b)(i) hereof, otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act and make generally available to its security holders earnings statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) on a timely basis.

                  (xvii) Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Convertible Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

                  (xviii) Cause all Registrable Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which securities issued by the Issuer of the same class or series are then listed or quoted.

                  (xix) Provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such documents are available from the Commission's Electronic Data Gathering And Retrieval system (EDGAR).

         (c) Each Holder agrees by acquisition of a Registrable Security that, upon receipt of any notice from the Issuer pursuant to Section 4(b)(i) of the existence of any fact of the kind described in Section 4(b)(i)(A) or (B) hereof, such Holder will, and will use its reasonable best efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder is advised in writing (the "Advice") by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus or of the supplemented or amended Prospectus contemplated by Section 4(b)(xiii) hereof.

         (d) Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall furnish to the Issuer in writing, within 20 Business Days after the date of the notice including a request therefore as set forth in a questionnaire in the form attached hereto as Annex A, such information regarding such Holder and the proposed distribution by such Holder of its Registrable Securities as the Issuer may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Holders that do not complete the questionnaire and deliver it to the Issuer shall not be named as selling securityholders in the Prospectus or preliminary Prospectus included in the Shelf Registration Statement and therefore shall not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall promptly furnish to the Issuer in writing all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not misleading and such other information as the Issuer may from time to time reasonably request in writing.

5.       REGISTRATION EXPENSES.

         (a) All expenses incident to the Issuer's performance of or compliance with this Agreement shall be borne by the Issuer regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

                  (i) all registration and filing fees and expenses (including, with limitation, fees and expenses with respect to filings required to be made with the National Association of Securities Dealers, Inc.);

                  (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

                  (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Convertible Notes and Registrable Securities in a form eligible for deposit with The Depository Trust Company), duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, and messenger and delivery services;

                  (iv) all reasonable fees and disbursements of counsel to the Issuer and, subject to Section 5(b) below, the fees of counsel to the Holders of Registrable Securities;

                  (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof;

                  (vi) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance); and

                  (vii) all fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock (it being agreed and understood that the Issuer shall not be responsible for all underwriting discounts, commissions and transfer taxes, if any, relating to the sale or disposition of such selling Holder's Registrable Securities).

         The Issuer shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

         (b) In connection with the Shelf Registration Statement required by this Agreement, the Issuer shall reimburse the Initial Purchasers and the Holders of Registrable Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, which shall be Fried, Frank, Harris, Shriver & Jacobson LLP or such other counsel chosen by a Majority of Holders for whose benefit the Shelf Registration Statement is being prepared. The Issuer shall not be required to pay any underwriter discount, commission or similar fees related to the sale of the Securities.

6.       INDEMNIFICATION AND CONTRIBUTION

         (a) The Issuer agrees to indemnify and hold harmless each Initial Purchaser and its affiliates as such term is defined in Rule 501(b) under the Securities Act, its selling agents and each Holder of Registrable Securities and each person, if any, who controls any Initial Purchaser or any holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (a "Control Person"), as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 6(d) below) any such settlement is effected with the prior written consent of the Issuer; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity provision shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information, furnished to the Issuer by or on behalf of the Initial Purchasers or such Holder of Registrable Securities expressly for use in the Shelf Registration Statement (or any amendment thereto), or any preliminary Prospectus or the Prospectus (or any amendment or supplement thereto).

         (b) In connection with any Shelf Registration Statement in which a Holder, including, without limitation, the Initial Purchasers, of Registrable Securities is participating, in furnishing information relating to such Holder of Registrable Securities to the Issuer in writing expressly for use in such Registration Statement, any preliminary Prospectus, the Prospectus or any amendments or supplements thereto, the holders of such Registrable Securities agree, severally and not jointly, to indemnify and hold harmless each Initial Purchaser, the Issuer and any Control Person of each Initial Purchaser or the Issuer against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder of Registrable Securities expressly for use in the Shelf Registration Statement (or any amendment thereto) or such preliminary Prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of these indemnity provisions. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain a separate firm as its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (A) the reasonable fees and expenses of more than one firm (in addition to any local counsel) for the Initial Purchasers, Holders of Registrable Securities, and all Control Persons and Initial Purchasers or Holders of Registrable Securities or (B) the reasonable fees and expenses of more than one firm (in addition to any local counsel) for the Issuer, its directors, and each Control Person of the Issuer and that all such reasonable fees and expenses shall be reimbursed as they are incurred. In the event a separate firm is retained for the Initial Purchasers, Holders of Registrable Securities, and Control Persons of the Initial Purchasers and Holders of Registrable Securities, such firm shall be designated in writing by the Initial Purchasers. In the event a separate firm is retained for the Issuer, and such directors, officers and Control Persons of the Issuer, such firm shall be designated in writing by the Issuer. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) If the indemnification to which an indemnified party is entitled under this Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Registrable Securities pursuant to the Shelf Registration Statement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and by the Holders and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the total net proceeds for the offering of the Registrable Securities (before deducting expenses) received by the Issuer and the total Initial Purchasers' discount received by the Initial Purchasers bear to the initial issue price of $1,000 aggregate principal amount at maturity of the Registrable Securities.

         The relative fault of the Issuer on the one hand and the Holders of the Registrable Securities or the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer or by the Holder of the Registrable Securities or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(e). The aggregate amount of losses, liabilities, claims, damages, and expenses incurred by an indemnified party and referred to above in this Section 6(e) shall be deemed to include any reasonable out-of-pocket legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 6, neither the Holder of any Registrable Securities nor an Initial Purchaser shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder of Registrable Securities or by the Initial Purchaser, as the case may be, and distributed to the public were offered to the public exceeds the amount of any damages that such Holder of Registrable Securities or the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 6(e), any Control Person of an Initial Purchaser Holder of Registrable Securities shall have the same rights to contribution as the Initial Purchaser or such Holder, and each Control Person of the Issuer shall have the same rights to contribution as the Issuer.

         (f)      The indemnity and contribution provisions contained in this
Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any Holder or any Control Person of any Initial Purchaser or any Holder, or by or on behalf of the Issuer, its officers or directors or any Control Person of the Issuer, and (iii) any sale of Registrable Securities pursuant to the Shelf Registration Statement.

7.       RULE 144A.

         In the event the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer hereby agrees with each Holder, for so long as any Registrable Securities remain outstanding, to make available to any Holder of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

8.       UNDERWRITTEN REGISTRATIONS.

         (a) The Underwriting Majority may sell its Registrable Securities in an Underwritten Offering pursuant to the Shelf Registration Statement, if the Underwriting Majority shall so request in writing within 30 days of such sale, but only with the Issuer's consent, which consent may not be unreasonably withheld, delayed or conditioned.

         (b) Participation of Holders. No Holder may participate in any Underwritten Registration hereunder unless such Holder:

                  (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and

                  (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

         (c) Selection of Underwriters. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Registrable Securities are included in such Underwriting Offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuer.

9.       MISCELLANEOUS.

         (a) Remedies. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuer's obligations under Section 2 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Issuer shall not grant to any of its security holders (other than the holders of Registrable Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement. The Issuer has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person, with the exception of certain registration rights granted to Edward Stack, Kim Myers and Nancy Heichmer which rights conflict with the provisions hereof.

         (c) Adjustments Affecting Registrable Securities. The Issuer shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

         (d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of a Majority of Holders; provided, however, that no amendment, modification, supplement, waiver or consent to or departure from the provisions of Section 6 that materially and adversely affects a Holder hereof shall be effective as against any such Holder of Registrable Securities unless consented to in writing by such Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to a Shelf Registration Statement; provided that the provisions of this sentence may not be amended except in accordance with the provisions of the immediately preceding sentence.

         (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address for such Holder set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be; and

                  (ii)     if to the Issuer:

                  Dick's Sporting Goods, Inc.
                  200 Industry Drive
                  Pittsburgh, PA 15275
                  Fax No.: (412) 809-0814
                  Attention: Chief Financial Officer
                  With a copy to:
                  Buchanan Ingersoll
                  One Oxford Centre
                  301 Grant Street, 20th Floor
                  Pittsburgh, PA 15219

                  Fax No.: (412) 562-1041
                  Attention: Lewis U. Davis, Jr., Esq.
                             Jeremiah G. Garvey, Esq.

                  (iii)    if to the Initial Purchasers:

                  c/o Merrill Lynch, Pierce Fenner & Smith
                                  Incorporated
                  4 World Financial
                  New York, New York 10080
                  Fax No.: (212) 449-9902
                  Attention: Convertible Capital Markets
                  With a copy to:
                  Fried, Frank, Harris, Shriver & Jacobson LLP
                  One New York Plaza
                  New York, New York 10004
                  Fax No.: (212) 859-4000
                  Attention: Valerie Ford Jacob, Esq.

All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery. Any of the Persons listed above, including any Holder, may provide a new address for notices by giving notice of such new address to all other Persons listed above.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

A document or notice shall be deemed to have been furnished to the Holders of the Registrable Securities if it is provided to the registered holders of the Registrable Securities at the address set forth in clause (i) above and to any Holder that has expressly provided to the Issuer an address for notices.

         (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities; provided, however, that (i) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture and (ii) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Registrable Securities from such Holder. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuer with respect to any failure by a Holder to comply with, or breach by any Holder of, any of the obligations of such Holder under this Agreement.

         (g) Purchases and Sales of Convertible Notes. The Issuer shall not, and shall use its reasonable best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) within its Control not to, resell or otherwise transfer any Convertible Notes acquired by the Issuer or such affiliates, except pursuant to an effective registration statement under the Securities Act.

         (h) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuer and the Initial Purchasers, and such Initial Purchasers shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

         (i) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (j) Securities Held by the Issuer or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Issuer or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (l) Governing Law. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         (m) Consent to Jurisdiction. Each party irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

         (n) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, void or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby and shall remain in full force and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (o) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           [Signature page to follow]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                Very truly yours,

                                DICK'S SPORTING GOODS, INC.

                                By: /s/ Michael F. Hines
                                   -----------------------------------------
                                Name:  Michael F. Hines
                                Title: Executive Vice President, Chief Financial
                                       Officer and Secretary

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

                                MERRILL LYNCH, PIERCE FENNER & SMITH
                                                  INCORPORATED,
                                         on behalf of the Initial Purchasers

                                By: /s/ Perry Hall
                                   -----------------------------------------
                                Name:  Perry Hall
                                Title: Director

                                     ANNEX A
                           DICK'S SPORTING GOODS, INC.
                        NOTICE OF REGISTRATION STATEMENT
               AND SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

                                     NOTICE

         Dick's Sporting Goods, Inc. (the "Company") has filed, or intends shortly to file, with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 or such other Form as may be available (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's $255,085,000 aggregate principal amount at maturity Senior Convertible Notes due 2024 (CUSIP No. 253393AA0) (the "Notes"), and common stock, $.01 par value per share, issuable upon conversion and thereof (the "Shares" and together with the Notes, the "Transfer Restricted Securities") in accordance with the terms of the Registration Rights Agreement, dated as of February 18 2024 (the "Registration Rights Agreement") among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and UBS Securities LLC. A copy of the Registration Rights Agreement is available from the Company. All capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Registration Rights Agreement.

         To sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related Prospectus, deliver a Prospectus to purchasers of Transfer Restricted Securities, be subject to certain civil liability provisions of the Securities Act and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification rights and obligations, as described below). To be included in the Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein for receipt PRIOR TO OR ON the 20th business day from the receipt hereof (the "Questionnaire Deadline"). Beneficial Owners that do not complete and return this Notice and Questionnaire to the Company as provided below prior to the Questionnaire Deadline will not be named as Selling Securityholders in the Prospectus and therefore will not be permitted to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities. The Company has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus.

                                    Annex A-1

                                     NOTICE

         The undersigned holder (the "Selling Securityholder") of Transfer Restricted Securities hereby elects to include in the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         Pursuant to the Registration Rights Agreement, the Selling Securityholder has agreed to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the Selling Securityholder made in the Shelf Registration Statement or the related Prospectus in reliance upon the information provided in this Notice and Questionnaire.

         The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

1.       (a)      Full Legal Name of Selling Securityholder:

             ________________________________________________

         (b) Full legal name of registered holder (if not the same as (a) above) through which Transfer Restricted Securities listed in
                  (3) below are held:

             ________________________________________________

         (c) Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in (3) are held:

             ________________________________________________

2. Address for notices to Selling Securityholders:

             ________________________________________________
             ________________________________________________
             ________________________________________________

         Telephone:        ______________________________________________

         Fax:              ______________________________________________

         Contact
         Person:           ______________________________________________

                                    Annex A-2

3.       Beneficial ownership of Transfer Restricted Securities:

         (a) Type of Transfer Restricted Securities beneficially owned, and principal amount of Notes or Number of shares of Common Stock, as the case may be, beneficially owned:

             ________________________________________________

         (b) CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

             ________________________________________________

4.       Beneficial ownership of the Company's securities owned by the Selling
         Securityholder:

         Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Transfer Restricted Securities listed above in Item (3) ("Other Securities").

         (a) Type and amount of Other Securities beneficially owned by the Selling Securityholder:

             ________________________________________________

         (b)      CUSIP No(s). of such Other Securities beneficially owned:

             ________________________________________________

5.       Relationship with the Company:

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or their predecessors or affiliates) during the past three years.

         State any exceptions here:

             ________________________________________________

6.       Plan of Distribution:

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all). Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

                  (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale;

                  (ii)     in the over-the-counter market;

                  (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

                  (iv)     through the writing of options.

         In connection with sales of the Transfer Restricted Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

                                    Annex A-3

         State any exceptions here:

             ________________________________________________

             ________________________________________________

         NOTE: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of the Company.

         By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees it will comply, with the provisions of the prospectus delivery and other provisions of the Securities Act and Exchange Act and the respective rules and regulations promulgated thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

         If the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related Prospectus.

         In accordance with the Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

         Once this Notice and Questionnaire is executed by the Selling Securityholders and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item 3 above. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                    Annex A-4

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:                   ______________________________________________

Beneficial Owner         ______________________________________________

By:                      ______________________________________________

                  Name:  ______________________________________________

                  Title: ______________________________________________

Please return the completed and executed Notice and Questionnaire for receipt PRIOR TO OR ON THE 20TH BUSINESS DAY FROM RECEIPT HEREOF to Dick's Sporting Goods, Inc. at:

         Dick's Sporting Goods, Inc.
         200 Industry Drive
         RIDC Park West
         Pittsburgh, PA 15275
         Attention: Chief Administrative Officer

                                    Annex A-5